SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2002

SUPERCONDUCTOR TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Other Jurisdiction of Incorporation)	0-21074 (Commission File Number)	77-0158076 (IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of Principal Executive Offices)	93111 (Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 5. Other Events.
SIGNATURES
Exhibit Index
Exhibit 10.1

Item 5. Other Events.

On October 10, 2002, the Company announced preliminary third quarter results. A copy of the press release is attached as an exhibit.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.

Date: October 10, 2002	By:	/s/ Martin S. McDermut

Martin S. McDermut Senior Vice President, Chief Financial Officer and Secretary

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Exhibit Index

No.	Document

10.1	Press Release dated October 10, 2002

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